                               SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                  (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12


                                 RSI Retirement Trust
                ------------------------------------------------
                   (Name of Registrant as Specified In Its Charter)

                      Board of Trustees of RSI Retirement Trust
                ------------------------------------------------
                      (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):  None

[ ]      $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6 (i)(2)
         or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1)   title of each class of securities to which transaction applies:

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         2)   Aggregate number of securities to which transaction applies:

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         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is caluculated and state how it was determined.)

              -----------------------------------------------------------------

         4)   Proposed maximum aggregate value of transaction:

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         5)   Total Fee Paid:

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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)   Amount Previously Paid:

              ----------------------------------------------------

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         4)   Date Filed:

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                                 RSI RETIREMENT TRUST
                                  317 MADISON AVENUE
                               NEW YORK, NEW YORK 10017

                              --------------------------

                    NOTICE OF ANNUAL MEETING OF TRUST PARTICIPANTS

                                    JULY 29, 1997
                            -----------------------------


NOTICE IS HEREBY GIVEN that the Annual Meeting of Trust Participants of RSI Retirement Trust ("Trust") will be held at the offices of the Trust, 317 Madison Avenue, New York, New York 10017, on July 29, 1997 at 10:30 A.M. (E.D.T.), for the following purposes:

    1. To elect five (5) trustees for terms of three (3) years and until their respective successors are elected and qualified.

    2. To consider ratification or rejection of the selection of McGladrey & Pullen as independent accountants of the Trust for the fiscal year ending September 30, 1997.

    3. (EMERGING GROWTH EQUITY FUND UNITHOLDERS ONLY) To approve or disapprove a new investment sub-advisory agreement between Retirement System Investors Inc. (the Emerging Growth Equity Fund's investment manager) and HLM Management Company, Inc. (the Emerging Growth Equity Fund's sub-adviser for a portion of the Emerging Growth Equity Fund).

    4. (Emerging Growth Equity Fund unitholders only). To approve or disapprove a new investment management agreement between the Trust and Retirement System Investors Inc. for a portion of the Emeging Growth Equity Fund.

     5. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.


The matters referred to above are discussed in detail in the Proxy Statement accompanying this Notice. Only those persons having the right to vote Units of the Trust ("Trust Participants") of record as of the close of business on May 30, 1997 are entitled to notice of and to vote at the Annual Meeting of Trust Participants or at any adjournment or adjournments thereof.

                                            By Order of the Trustees,


                                            /s/Stephen P. Pollak
                                            ------------------------------
                                            STEPHEN P. POLLAK
                                            Executive Vice President
                                            Counsel and Secretary
DATED:   New York, New York
         July 7, 1997

                              RSI RETIREMENT TRUST
                               317 MADISON AVENUE
                            NEW YORK, NEW YORK 10017

                              --------------------

                                 PROXY STATEMENT

                               GENERAL INFORMATION


     This Proxy Statement is furnished in connection with the solicitation of proxies by the trustees of RSI Retirement Trust ("Trust") for use at the annual meeting ("Meeting") of those persons having the right to vote shares ("Units") of each investment fund ("Investment Fund") of the Trust ("Trust Participants") to be held at the offices of the Trust at 317 Madison Avenue, New York, New York, 10017 on July 29, 1997, at 10:30 A.M. (E.D.T.), and at any adjournment thereof. The approximate date on which this Proxy Statement and form of proxy are first being sent to Trust Participants is July 7, 1997.


     Execution of a proxy will not in any way affect a Trust Participant's right to attend the Meeting and vote in person, and any Trust Participant giving a proxy has the right to revoke it at any time by written notice addressed to and received by the Secretary of the Trust prior to the exercise of the proxy or by attending the Meeting and revoking the proxy in person.


     The Trustees have fixed the close of business on May 30, 1997 as the record date for the determination of Trust Participants entitled to notice of and to vote at the Meeting.

     The Trust had outstanding as of the record date 13,906,890.306 Units of beneficial interest, which are divided into separate Investment Funds as follows:


Core Equity Fund                                             3,231,898.816
Emerging Growth Equity Fund                                  1,219,483.705
Value Equity Fund                                            1,142,111.183
International Equity Fund                                      751,223.377
Activity Managed Bond Fund                                   4,143,888.571
Intermediate-Term Bond Fund                                  2,198,201.369
Short-Term Investment Fund                                   1,220,083.285
Dedicated Bond Fund                                                  0.000



     Each Trust Participant shall be entitled to exercise the voting rights of Units owned by the participating trust or custodial account of which he is the Trust Participant. All outstanding full Units of the Trust, irrespective of class, are entitled to one vote and each fractional Unit is entitled to the corresponding fractional vote. Units of all Investment Funds will be voted in the aggregate with respect to the election of Trustees, the ratification or rejection of the selection of the independent accountants, and any other matter that may come before the Meeting or any adjournment thereof. Units of the Emerging Growth Equity Fund will be voted separately with respect to approval or rejection of the new Investment Sub-Advisory Agreement between Retirement System Investors Inc. ("Investors"); the Emerging Growth Equity Fund Investment Manager, and HLM Management Company, Inc. ("HLM"), and appoval or rejection of the new Investment Management Agreement between the Trust and Investors, resulting, at current asset levels, in an increase of the investment management fee rate payable by the Emerging Growth Equity Fund. The following table summarizes the foregoing information:



               PROPOSAL                          INVESTMENT FUNDS VOTING

     1.   Election of Trustees                             All
     2.   Ratification of Accountants                      All
     3.   Approval or Disapproval of        Emerging Growth Equity Fund only
          Investment Sub-Advisory
          Agreement Between HLM and
          Investors
     4.   Approval or Disapproval of        Emerging Growth Equity Fund only
          Investment Management
          Agreement Between Emerging
          Growth Equity Fund and
          Investors.



     In the event that a quorum of Trust Participants (holders of one-third of the shares issued and outstanding and entitled to vote at the Meeting) is not represented at the Meeting or at any adjournment thereof, or, even though a quorum is so represented, in the event that sufficient votes in favor of the items set forth in the Notice of the Meeting are not received, the persons named as proxies may propose and vote for one or more adjournments of the Meeting for a period or periods of not more than 60 days in the aggregate and further solicitation of proxies may be made. Trust Participants who have voted against the proposals or who have abstained from voting will be included in the quorum for the Meeting. Proxies sent in by brokers and other nominees, if any, which cannot be voted on a proposal because instructions have not been received from the beneficial owners ("non-votes") and proxies abstaining on a particular proposal, will be considered to be shares present at the Meeting, but not voting with respect to the proposal. Thus, non-vote proxies, and abstentions will have no effect on Proposals 1 and 2, but will have the effect of a vote against Proposals 3 and 4. Approval of Proposals 3 and 4 are contingent upon approval of each other.


     The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended ("Act"). A registration statement relating to the offer and sale of Units in the Trust has been filed and is effective under the Securities Act of 1933, as amended.

     The costs of the Meeting, including the solicitation of proxies, will be paid by the Trust. In addition to the solicitation of proxies by mail, Trustees and agents of the Trust may solicit proxies in person or by telephone.

                                   PROPOSAL 1

                              ELECTION OF TRUSTEES

     The Agreement and Declaration of Trust pursuant to which the Trust was established, as amended, provides that the Trustees of the Trust shall be divided into three classes of approximately equal size. The Board of Trustees of the Trust is currently comprised of 11 members. The class of Trustees to be elected at the Meeting will consist of five Trustees, each of whom will be elected and will hold office for a term of three years and until a successor is elected and qualified.

     The nominees for Trustee are set forth below under "Information Regarding Trustees."

     Four of the five nominees for Trustee are currently members of the Board of Trustees. All nominees have agreed to stand for election and to serve if elected. All proxies will be voted in favor of the five nominees listed under "Information Regarding Trustees," unless a contrary indication is made. If, prior to the Meeting, any nominee becomes unable to serve by reason of death, incapacity or other unexpected occurrence, the proxies which would have otherwise been voted for such nominee will be voted for such substitute nominee as may be selected by the Board of Trustees.



     THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE ELECTION OF THE FIVE NOMINEES FOR TRUSTEE LISTED BELOW UNDER "INFORMATION REGARDING TRUSTEES."


                         INFORMATION REGARDING TRUSTEES


     Set forth below is certain information regarding the nominees for election as Trustees of the Trust, as well as those persons currently serving as Trustees with remaining terms of one and two years, including their ages, principal occupations and business experience during the last five years, present directorships or trusteeships and the year they first became a Trustee. Any nominee or Trustee who is an "interested person" of the Trust, as defined in the Act, is indicated by an asterisk (*). The nominees and Trustees so designated are "interested persons" by virtue of their executive positions with plan sponsors of plans of participation in the Trust (Trust Participants), with the Trust, or with Investors. Any nominee or Trustee who is an officer or director of Investors is indicated by a dagger (+).

NOMINEES FOR ELECTION AS TRUSTEES:

                                                      Principal Occupation,
                                                      Business Experience                      First
                                                      During Last 5 Years,                     Became
     Name                     Age                     Present Directorships                    Trustee
-------------------------     ---       --------------------------------------------------     -------
Herbert G. Chorbajian*        58        Chairman and Chief Executive Officer since             1994
                                        October 1990 and President and Director since June
                                        1985 of ALBANK, FSB;  Chairman, President and Chief
                                        Executive Officer of ALBANK Financial Corporation
                                        since April 1992;  Director or Trustee of the
                                        Federal Home Loan Bank of New York;  the Community
                                        Bankers Association of New York State;  the New York
                                        Business Development Corporation;  the Albany
                                        Memorial Hospital Foundation, Inc.;  the Albany
                                        Cemetery Association;  the Federal Reserve Bank of
                                        New York Thrift Advisory Panel;  the City Arts
                                        Commission; and the Capitalize Albany Advisory
                                        Committee.

James P. Cronin*              51        President, Treasurer and Chief Executive Officer       ----
                                        since May 1987 of The Dime Savings Bank of Norwich;
                                        Director or Trustee of Mutual Investment Fund of
                                        Connecticut; Hartford Mutual Investment Fund;
                                        Connecticut Association of Securities Inc.; W.W.
                                        Backus Hospital; Slater Norton Corporation; Norwich
                                        Free Academy; NFA Foundation; St. Jude Common; John
                                        S. Blackmar Fund; Eastern Connecticut Foundation for
                                        Public Giving; and St. Patrick Cathedral School
                                        Board of Education.

Ralph L. Hodgkins, Jr.        63        Retired since August 1995; Vice President, Peoples     1983
                                        Heritage Bank, Portland, Maine from September, 1994
                                        to August 1995;  President and Chief Executive
                                        Officer, Mid Maine Savings Bank, FSB, Auburn, Maine
                                        from August, 1970 to August, 1994;  Trustee of
                                        University of Maine System.

                                                      Principal Occupation,
                                                      Business Experience                      First
                                                      During Last 5 Years,                     Became
     Name                     Age                     Present Directorships                    Trustee
-------------------------     ---       --------------------------------------------------     -------
W. L. Schrauth*               62        President and Chief Executive Officer, The Savings     1981
                                        Bank of Utica, Utica, New York; Director of
                                        Retirement System Group Inc.;  Director and
                                        President of Oneida County Industrial Development;
                                        Director and Vice President of Utica Foundation,
                                        Inc.

William E. Swan*              49        President and Chief Executive Officer, Lockport        1994
                                        Savings Bank, Lockport, New York since July
                                        1989;  Vice Chairman and Director of Empire State
                                        Thrift Service Corp.;  Director or Trustee of Christ
                                        the King Seminary;  Greater Buffalo Partnership;
                                        St. Bonaventure University;  Federal Reserve Bank of
                                        New York, Buffalo Branch; New York Business
                                        Development Corp.; and Community Bankers Association
                                        of New York State.

TRUSTEES SERVING WITH A TERM EXPIRING IN ONE YEAR:

Candace Cox                   45        President and Chief Investment Officer, NYNEX          1992
                                        Asset Management Company since November 1995,
                                        Vice President and Managing Director, between
                                        September 1992 and October 1995; Chief, Division of
                                        Investment Strategy, New York City Controller's
                                        Office, New York, New York from July 1989 to August
                                        1992; Director of Retirement System Fund Inc.; and
                                        Financial Women's Association.

Eugene C. Ecker               73        Consultant, Pension and Group Insurance since          1986
                                        January 1988; Director of Retirement System
                                        Fund Inc.; formerly Pension Investment Officer,
                                        Primerica Corporation (formerly American Can Co.),
                                        Greenwich, Connecticut.

                                                      Principal Occupation,
                                                      Business Experience                      First
                                                      During Last 5 Years,                     Became
     Name                     Age                     Present Directorships                    Trustee
-------------------------     ---       --------------------------------------------------     -------
Raymond L. Willis             61        Private Investments since March 1989; formerly         1985
                                        Corporate Director, Risk and Benefits
                                        Management, United Technologies Corporation,
                                        Hartford, Connecticut; Chairman, U.T.C. Pension
                                        Trust, Ltd.; President, U.T. Insurance, Ltd.;
                                        Director of Retirement System Fund Inc.; Director of
                                        Association of Private Pension and Welfare Plans;
                                        Trustee of Employee Benefits Research Institute.

TRUSTEES SERVING WITH A TERM EXPIRING IN TWO YEARS:

William Dannecker+            58        President of the Trust since May 1986; President       1987
                                        and Director of Retirement System Group Inc.
                                        since March 1989 and Chief Executive Officer
                                        since January 1990; President and Director of
                                        Retirement System Consultants Inc. since January
                                        1990 and March 1989, respectively; Director of
                                        Retirement System Investors Inc. since March 1989;
                                        President and Director of Retirement System
                                        Distributors Inc. since December 1990 and July 1989,
                                        respectively; Director of RSG Insurance Agency Inc.
                                        since March 1996; President of Retirement System
                                        Fund Inc. since February 1991 and Director since
                                        November 1990; Director, Association of Private
                                        Pension and Welfare Plans; formerly Chief Executive
                                        Officer of the Trust from January 1988 to August
                                        1990.

Covington Hardee              78        Retired since 1984; Director of Retirement System      1977
                                        Fund Inc.;  formerly Chairman of the Board of
                                        The Lincoln Savings Bank, FSB, New York.

                                                      Principal Occupation,
                                                      Business Experience                      First
                                                      During Last 5 Years,                     Became
     Name                     Age                     Present Directorships                    Trustee
-------------------------     ---       --------------------------------------------------     -------
Maurice E. Kinkade            55        Director of Development, Maplebrook School, since      1987
                                        September, 1994; President since June 1992, KINCO
                                        Management; formerly Chairman and Chief  Executive
                                        Officer, from 1984 and 1980, respectively, to
                                        February 1990, and President from August 1986 to
                                        February 1990 and between 1980 and 1984,
                                        Poughkeepsie Savings Bank, FSB, Poughkeepsie, New
                                        York.

William G. Lillis             66        Real Estate Consultant; formerly President and Chief   1986
                                        Executive Officer from April 1981 and December
                                        1989, respectively, to November 1991; American
                                        Savings Bank, FSB.

     The Trust has an Audit Committee, Board Affairs Committee, Nominating Committee, Proxy Committee and an Investment Committee. At least a majority of the members of each committee are not "interested persons" of the Trust as defined in the Act. (SEE further information on "interested persons" under "Information Regarding Trustees," above.)

     The Audit Committee, which met two times during the Trust's fiscal year ended September 30, 1996, presently consists of Messrs. Chorbajian, Kinkade and Willis. The Audit Committee reviews the professional services to be rendered by the Trust's independent public accountant and the costs thereof. It also reviews with such firm the results of its audit and such firm's findings and recommendations, including those furnished on the adequacy of accounting controls.

     The Board Affairs Committee, which met three times during the Trust's fiscal year ended September 30, 1996, presently consists of Messrs. Hardee, Schrauth and Willis. The Board Affairs Committee addresses issues involving conflicts of interest between the Trust and Retirement System Group Inc. and its subsidiaries. The Committee also addresses procedural issues of the Board of Trustees.

     The Investment Committee, which met three times during the Trust's fiscal year ended September 30, 1996, presently consists of Ms. Cox and Messrs. Schrauth and Willis. The Investment Committee reviews the practices and procedures of the Trust's various investment managers, including practices relating to brokerage allocation, and makes recommendations to the Board of Trustees on the policies of such investment managers and any changes in brokerage allocation which should be made by such investment managers.

     The Nominating Committee, which met one time during the Trust's fiscal year ended September 30, 1996, presently consists of Ms. Cox and Messrs. Lillis and Swan. The Nominating Committee recommends Trustees to the Board for nomination by the Board for election by the Trust Participants. The Nominating Committee does not consider nominees recommended by Trust Participants.

     The Proxy Committee, which met two times during the Trust's fiscal year ending September 30, 1996, presently consists of Messrs. Hodgkins, Lillis and Schrauth. The Proxy Committee oversees the preparation of all proxy materials to be distributed to Trust Participants and also oversees the collection and tabulation of proxies.

     The Trust's Board of Trustees held six regular meetings during the Trust's fiscal year ended September 30, 1996. There were no special meetings. During the Trust's fiscal year ended September 30, 1996, each Trustee currently serving attended at least 75% of the aggregate of (a) the total number of meetings of the Board (held during the period for which he or she has been a Trustee), and
(b) the total number of meetings held by all committees of the Board on which he or she served (during the period that he or she served).

         INFORMATION REGARDING THE TRUST CHAIRMAN AND EXECUTIVE OFFICERS

     The officers of the Trust are the President, one or more Vice Presidents, a Secretary and a Treasurer. There is also a Trust Chairman who presides at Board of Trustees meetings in the absence of the President, William Dannecker. The Trust Chairman position is presently vacant. The following are the names of the executive officers of the Trust, as of September 30, 1996, other than Mr. Dannecker, who is described above under "Information Regarding Trustees," together with their ages and positions with the Trust and the period during which each of such officers has served as such. Each of the executive officers of the Trust serves as an officer or director of Investors.


                                          Principal Occupation,
                                          Business Experience
   Name                  Age             During the Last 5 Years
----------               ---             -----------------------

James P. Coughlin        60     Executive Vice President-Investments of the
                                Trust since July 1995, Senior Vice President-
                                Investments from December 1986 to July 1995;
                                Executive Vice President-Investments of
                                Retirement System Group Inc. since January 1993,
                                Chief Investment Officer since January 1991,
                                Director since May 1990 and Senior Vice
                                President-Investments from January 1990 to
                                December 1992; President of Retirement System
                                Investors Inc. since February 1990; Senior Vice
                                President of Retirement System Fund Inc. since
                                January 1991.

                                          Principal Occupation,
                                          Business Experience
   Name                  Age             During the Last 5 Years
----------               ---             -----------------------

Stephen P. Pollak        51     Executive Vice President, Counsel and Secretary
                                of the Trust since July 1995; Senior Vice
                                President, Counsel and Secretary from December
                                1986 to July 1995; Executive Vice President,
                                Counsel and Secretary of Retirement System Group
                                Inc. since January 1993, Senior Vice President,
                                Counsel and Secretary from January 1990 to
                                December 1992 and Director since March 1989;
                                Vice President and Secretary of Retirement
                                System Consultants Inc. since January 1990 and
                                Director since March 1989; Vice President,
                                Secretary and Compliance Officer of Retirement
                                System Distributors Inc. since February 1990 and
                                Director since July 1989; Vice President and
                                Secretary of Retirement System Investors Inc.
                                since February 1990 and Director since March
                                1989; President of RSG Insurance Agency Inc.
                                since March 1996 and Director since March 1996.

John F. Meuser           61     Senior Vice President and Treasurer of the Trust
                                since July 1996; Vice President and Treasure from October 1992 to July 1996; First Vice
                                President from June 1987 to September 1992; Vice
                                President of Retirement System Group Inc. since
                                January 1993, First Vice President from August
                                1990 to December 1992; Registered Representative of Retirement System Distributors Inc. since
                                February 1990 and Vice President since June
                                1994, Vice President of Retirement System
                                Investors Inc. since February 1990; Vice
                                President of Retirement System Consultants Inc.
                                since June 1994; Senior Vice President and
                                Treasurer of Retirement System Fund Inc. since
                                October 1996; Vice President and Treasurer from
                                October 1992 to October 1996.

                      COMPENSATION OF TRUSTEES AND OFFICERS

TRUSTEES' COMPENSATION

     The Trustees received the aggregate compensation shown below for services to the Trust during the fiscal year ended September 30, 1996. Trust officers received no compensation from the Fund during the fiscal year ended
September 30, 1996:

                                                                  TOTAL COMPENSATION
                                                                     FROM FUND AND
                                  AGGREGATE COMPENSATION             FUND COMPLEX
NAME OF TRUSTEE                        FROM THE FUND              PAID TO TRUSTEES **
---------------                   ----------------------          -------------------

Herbert G. Chorbajian                      $14,475                       $14,475
                                           -------                       -------
Candace Cox                                 15,675*                       20,475
                                           -------                       -------
William Dannecker                            - 0 -                         - 0 -
                                           -------                       -------
Eugene C. Ecker                             12,725                        15,125
                                           -------                       -------
Covington Hardee                            15,075*                       19,875
                                           -------                       -------
Ralph L. Hodgkins, Jr.                      14,675                        14,675
                                           -------                       -------
Maurice E. Kinkade                          14,675*                       14,675
                                           -------                       -------
William G. Lillis                           14,775*                       14,775
                                           -------                       -------
William L. Schrauth                         18,275                        18,275
                                           -------                       -------
William E. Swan                             13,025                        13 025
                                           -------                       -------
Raymond L. Willis                           19,375                        24,375
                                           -------                       -------

OFFICERS' CASH COMPENSATION

     Officers of the Trust do not receive any direct compensation from the Trust; however, they do receive compensation indirectly because of their employment by Retirement System Group Inc. and its subsidiaries.


SECTION 457 DEFERRED COMPENSATION PLAN

     The Trust maintains a Deferred Compensation Plan ("Plan") which meets the requirements of Section 457 of the Internal Revenue Code, as amended. Under the Plan,


-------------------------
  * Aggregate compensation includes amounts deferred under the Trust's Section 457 Deferred Compensation Plan ("Plan"). The total amount of deferred compensation payable under the Plan as of September 30, 1996 is as follows: Ms. Cox ($81,963); Mr. Hardee ($41,886); Mr. Kinkade ($117,698) and Mr. Lillis
($25,638).  There are no pension or retirement benefits.

** The Fund Complex consists of the Trust and one other investment fund, Retirement System Fund Inc., which shares a common investment manager with the Trust.

Trustees may defer up to the lesser of $7,500 or 33-1/3% of their compensation from the Trust during each calendar year.

     Compensation deferred is distributable in full upon attainment of age 70 1/2 or upon retirement or earlier termination from service as a Trustee, unless deferred to a later date in accordance with the provisions of the Plan. (Minimum distributions are required beginning as of the April 1st following attainment of age 70 1/2.) Earlier distributions are permitted only for an "unforeseeable emergency" as defined in the Plan.

     The Trust has established a bookkeeping account for each participant's deferral and is only under a contractual obligation to make Plan payments. The Plan is deemed to be an unfunded plan.

     Deferred compensation attributable to the Plan may be invested in one or more investment funds as shall be made available by the Trust from time to time, in its sole discretion, as authorized by the Trustees.


                                   PROPOSAL 2

                            SELECTION OF ACCOUNTANTS


     Subject to ratification or rejection by the Trust Participants, the Board of Trustees of the Trust, including a majority of those members of the Board who are not interested persons of the Trust, selected, on September 26, 1996, McGladrey & Pullen to continue in the capacity of independent public accountants, to examine the accounts and to certify from time to time the financial statements of the Trust for the fiscal year ending September 30, 1997.

     Representatives of McGladrey & Pullen are expected to be present at the Meeting and will have the opportunity to make a statement and respond to appropriate questions from the Trust Participants.

     The Trust has an Audit Committee of the Board of Trustees, whose composition and responsibilities are discussed above under "Information Regarding Trustees."

     THE BOARD OF TRUSTEES RECOMMENDS APPROVAL OF THE SELECTION OF MCGLADREY & PULLEN AS THE TRUST'S INDEPENDENT PUBLIC ACCOUNTANTS.

                                   PROPOSAL 3


                     NEW INVESTMENT SUB-ADVISORY AGREEMENT
                BETWEEN RETIREMENT SYSTEM INVESTORS INC. AND HLM

(PROPOSAL TO BE VOTED ON BY TRUST PARTICIPANTS OF THE EMERGING GROWTH EQUITY FUND ONLY)



     Investors currently serves as investment manager for the Emerging Growth Equity Fund pursuant to an Investment Management Agreement (the "Current Management Agreement") dated August 1, 1993 between the Trust, on behalf of the Emerging Growth Equity Fund, and Investors. The Current Management Agreement was approved by Trust Participants of the Emerging Growth Equity Fund at a meeting held on July 31, 1993, and was most recently approved by the Board of Trustees at its meeting on July 25, 1996. The Current Management Agreement provides that Investors shall supply portfolio management services to the Emerging Growth Equity Fund, and that Investors may, with the approval of the Trustees and the Trust Participants, retain one or more sub-advisers to provide such portfolio management services, subject to oversight by Investors. From September 4, 1990 through March 31, 1997, The Putnam Advisory Company, Inc. ("Putnam"), provided portfolio management services to a portion of the Emerging Growth Equity Fund. Putnam provided these services pursuant to an investment sub-advisory agreement (the "Putnam Sub-Advisory Agreement") between Investors and Putnam which was most recently approved by the Board of Trustees at its July 25, 1996 meeting and by Trust Participants of the Emerging Growth Equity Fund on August 30, 1990. Investors has retained Friess Associates Inc. pursuant to a separate investment sub-advisory agreement to provide portfolio management services with respect to the remaining portion of the Emerging Growth Equity Fund. That Agreement is not the subject of this proxy statement and Friess Associates Inc. will continue to provide such services following the Meeting.



     During late 1996, marketing issues arose regarding the relationship between Emerging Growth Equity Fund and other mutual funds advised by Putnam. It became increasingly apparent that it was not practicable for Putnam to provide advisory services to all of these competing products. Accordingly, following discussions between Investors and Putnam concerning Putnam's competitive distribution relationships, at meetings held on March 20, 1997 and March 27, 1997, the Investment Committee of the Board of Trustees of the Trust, and on March 27, 1997, the full Board of Trustees, considered a proposal by Investors to terminate the Putnam Sub-Advisory Agreement, effective as of the close of business on March 31, 1997 and to appoint HLM as the new sub-adviser to the Emerging Growth Equity Fund, effective April 1, 1997.


     The Investment Committee requested and evaluated a broad range of information described below relating to the choice of a successor sub-adviser to the Emerging Growth Equity Fund, and recommended to the full Board the approval of HLM as successor sub-adviser. At the March 27, 1997 meeting, the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the Act) of the Trust (the "Independent Trustees"), unanimously approved a new investment sub-advisory agreement between Investors and HLM (the "HLM Sub-Advisory Agreement"), and directed that it be submitted to the Emerging Growth Equity Fund's Trust Participants for approval.

     Since April 1, 1997, HLM has been managing that portion of the Emerging Growth Equity Fund previously managed by Putnam. Under rules prescribed under the Act, HLM may continue to act as sub-adviser with respect to the Emerging Growth Equity Fund for a period of 120 days after termination of the Putnam Sub-Advisory Agreement, provided that the compensation to be received by HLM during this period does not exceed the compensation which would have been paid if the Putnam Sub-Advisory Agreement were still effect. Accordingly, pending shareholder approval of the new HLM Sub-Advisory Agreement, HLM has agreed to provide portfolio management services to the Emerging Growth Equity Fund at the rate of compensation and upon the other terms and conditions of the Putnam Sub-Advisory Agreement.


     In evaluating the proposal to appoint HLM as sub-adviser to the Emerging Growth Equity Fund, the Investment Committee, and the full Board of Trustees, considered various factors in the following order of importance: first, and most importantly, the Trustees considered the qualifications of HLM to provide sub-advisory services, including the credentials and investment experience of HLM's officers and employees who will be responsible for the day-to-day management of the Emerging Growth Equity Fund's portfolio. The Trustees next considered the investment capabilities of HLM in managing a portfolio concentrating in growth stocks. Thirdly, the Trustees evaluated the historical record of HLM in managing other portfolios, particularly where such performance is relevant to managing growth stocks.



     In considering the proposal to appoint HLM, the Trustees also considered the sub-advisory fee payable under the Putnam Sub-Advisory Agreement as compared with the sub-advisory fee payable under the HLM Sub-Advisory Agreement. The Trustees considered the fact that, although the sub-advisory fee rate payable under the HLM Sub-Advisory Agreement is higher than the rate payable under the Putnam Sub-Advisory Agreement for asset levels between $25 million and $50 million, the rate payable under the HLM Sub-Advisory Agreement is less than the rate payable under the Putnam Sub-Advisory Agreement for asset levels above $50 million. The following chart describes (1) the investment management fee rate payable under the Current Management Agreement and sub-advisory fee rate payable under the Putnam Sub-Advisory Agreement, and (2) the investment management fee rate proposed to be payable by the Trust to Investors with respect to the portfolio of the Emerging Growth Equity Fund advised by HLM and by Investors to HLM under the HLM Sub-Advisory Agreement. (As described below, if the HLM Sub-Advisory Agreement is approved, the fee paid by the Emerging Growth Equity Fund to Investors will be adjusted to reflect the different fees payable by Investors to HLM).


              INVESTMENT MANAGEMENT AND SUB-ADVISORY FEE SCHEDULES


CURRENT
                              PERCENTAGE OF                 PERCENTAGE OF                 PERCENTAGE OF ASSETS
EMERGING GROWTH               AVERAGE DAILY                 AVERAGE DAILY NET             PAYABLE BY
EQUITY FUND                   NET ASSETS PAYABLE            ASSETS RETAINED BY            INVESTORS TO
ASSETS MANAGED                TO INVESTORS                  INVESTORS                     SUB-ADVISER
--------------                ------------------            ------------------            --------------------

First $25 Million             1.20%                         .20%                          1.00%
Over $25 Million              .95%                          .20%                          .75%





PROPOSED

                                                            PERCENTAGE OF                 PERCENTAGE OF
EMERGING GROWTH               PERCENTAGE OF AVERAGE         AVERAGE DAILY                 AVERAGE DAILY NET
EQUITY FUND                   DAILY NET ASSETS              NET ASSETS RETAINED           ASSETS PAYABLE BY
ASSETS MANAGED                PAYABLE TO INVESTORS          BY INVESTORS                  INVESTORS TO HLM
---------------               ---------------------         -------------------           -----------------

First $25 Million                     1.20%                        .20%                         1.00%
Next $25 Million                      1.00%                        .20%                         .80%
Over $50 Million                      .80%                         .20%                         .60%





   PRO FORMA COMPARISON OF CURRENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS WITH
                               PROPOSED AGREEMENTS



     The following table shows the dollar amount of investment management fees paid by the Emerging Growth Equity Fund to Investors and the dollar amount of sub-advisory fees paid by Investors to Putnam for the component of the Fund managed by Putnam during the Fund's fiscal year ended September 30, 1996 under the Current Management Agreement and Putnam Sub-Advisory Agreement and the pro-forma amount of fees that would have been paid for the component of the Investment Fund managed by HLM assuming the HLM Sub-Advisory Agreement and related fee change under the Management Agreement were in effect during the same period.




                                                                    FEE PAYABLE BY
                          FEE PAYABLE BY FUND   FEE RETAINED BY      INVESTORS TO
                             TO INVESTORS*         INVESTORS          SUB-ADVISER
ACTUAL INVESTMENT         -------------------   ---------------     --------------
-----------------


MANAGEMENT AND SUB-
ADVISOR FEES WITH
PUTNAM                              $386,280            $61,502            $324,778
                                    --------            -------            --------

PRO-FORMA INVESTMENT
MANAGEMENT AND SUB-
ADVISORY FEES WITH HLM              $397,687            $63,060            $334,127
                                    --------            -------            --------

PERCENTAGE DIFFERENCE
BETWEEN ACTUAL AND PRO-
FORMA FEES                             2.95%              2.53%               3.03%
                                    --------            -------            --------




* Amount shown is for the portion of the Emerging Growth Equity Fund managed by Putnam/HLM. For the fiscal year ended September 30, 1996, the Emerging Growth Equity Fund paid Investors an additional $556,661 with respect to the portion of the Fund managed by Friess Associates Inc. from which amount Investors paid $463,736 to Friess Associates Inc.

Set forth below is a comparative fee table showing the actual amount of fees and expenses paid by the Investment Fund under the Current Management Agreement for the fiscal year ended September 30, 1996, expressed as a percentage of average net assets and the pro-forma amount of fees and expenses that would have been paid by the Investment Fund assuming the revised fee under the Management Agreement was in effect.




                                               ACTUAL                       PRO-FORMA
                                       (AS OF SEPT. 30, 1996)        (AS OF SEPT. 30, 1996)
                                       ----------------------        ----------------------

Management Fee                                  1.16%                         1.17%
                                                -----                         -----

Rule 12b-1 Fee                                   N/A                           N/A
                                                -----                         -----

Other Expenses                                  0.81%                         0.81%
                                                -----                         -----

Total Fund Operating
Expenses                                        1.97%                         1.98%
                                                -----                         -----




EXAMPLES



     The following examples are intended to assist Trust Participants in understanding the difference in costs that a Trust Participant would bear under the Current Management Agreement and Putnam Sub-Advisory Agreement as compared with the HLM Sub-Advisory Agreement and modified fee under the Proposed Management Agreement.



You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period:


                                    1 YEAR        3 YEARS        5 YEARS       10 YEARS
                                    ------        -------        -------       --------

CURRENT MANAGEMENT
AGREEMENT AND PUTNAM SUB-
ADVISORY AGREEMENT . . . . . .       $19.40         $60.04        $103.34        $225.15
                                    -------        -------        -------        -------

PROPOSED MANAGEMENT
AGREEMENT AND HLM SUB-
ADVISORY AGREEMENT . . . . . .       $19.60         $60.64        $104.36        $227.27
                                    -------        -------        -------        -------




THE EXAMPLES ARE BASED ON ACTUAL EXPENSES FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1996 AND ESTIMATED EXPENSES FOR THE SAME PERIOD ASSUMING THE PROPOSED MANAGEMENT ARRANGEMENTS WERE IN EFFECT. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN SHOWN.

     In considering the proposed changes in sub-advisory arrangements, the Trustees also considered the fact that the method of calculating the sub-advisory fee payable by Investors under the Putnam Sub-Advisory Agreement is different from the method under the HLM Sub-Advisory Agreement. The fee under the Putnam Sub-Advisory Agreement is calculated at the end of each month, and is based on the Investment Fund's assets on that day. The fee under the HLM Sub-Advisory Agreement is calculated based on the average daily net assets over a calendar quarter. Under the new arrangement, the sub-advisory fee will more closely reflect asset fluctuations during the course of a month. The Trustees also considered the fact that the terms and conditions of the Putnam Sub-Advisory Agreement are identical in all material respects to the terms and conditions of the HLM Sub-Advisory Agreement, with the exceptions of the compensation payable thereunder and the identity of the sub-adviser.

              INFORMATION CONCERNING THE HLM SUB-ADVISORY AGREEMENT

     Under the HLM Sub-Advisory Agreement, HLM is required to manage the assets of the portion of the Emerging Growth Equity Fund allocated to it, subject to and consistent with the investment objectives and policies of the Fund as set forth in the current prospectus of the Trust and as specified in writing from time to time by the Trustees or Investors. HLM is also required to consult with Investors or the Trustees as Investors or the Trustees shall reasonably request with respect to the overall investment policy of the Emerging Growth Equity Fund. A copy of the HLM Sub-Advisory Agreement is annexed as Exhibit A.

     After taking all of the above factors into consideration, the Board of Trustees of the Trust, including the Independent Trustees unanimously approved the HLM Sub-Advisory Agreement with HLM.



                           INFORMATION CONCERNING HLM

     Set forth below is information concerning HLM, its address and the names of its principals and their official titles, including a brief description of the organization.



     HLM Management Company, Inc. (HLM), 222 Berkeley Street, Boston, MA 02166, was incorporated in November, 1983. HLM stock is owned in equal shares by its three founding principal officers, A. R. (Buck) Haberkorn, III, Judith P. Lawrie and James J. Mahoney, Jr. HLM has no affiliations with other companies. In 1992, two new principal officers were hired, Peter J. Grua and Frances M. Hawk. HLM's sole business focus since inception has been the management of small capitalization emerging growth equity and later-stage venture capital investments. HLM began managing small capitalization U.S. public equity investments in June 1984. Assets under management on May 31, 1997 totaled $597 million ($473 million in separately managed small cap growth company portfolios, $58 million in a Healthcare only Partnership and $66 million in Venture Capital Partnerships). HLM has advised the Trustees that it will stop accepting new clients when the assets under management reach $600 million. The names of each of HLM's directors and its principal officers, each of whose address is in care of HLM, is as follows.




             Name                                    Title
             ----                                    -----

     James J. Mahoney, Jr.         Treasurer, Director and Portfolio Manager

       Judith P. Lawrie            Chairman, Director and Portfolio Manager

  A. R. (Buck) Haberkorn, III           Director and Portfolio Manager

        Peter John Grua                 President and Portfolio Manager

       Ann B. Hutchins*                        Portfolio Manager




* Ann Hutchins, the newest principal officer, will join the Firm on July 7, 1997 and replaces Frances M. Hawk, who will retire, effective June 30, 1997.




THE BOARD OF TRUSTEES RECOMMENDS APPROVAL OF THE HLM SUB-ADVISORY AGREEMENT.

                                   PROPOSAL 4


 MODIFICATION OF FEE FOR EMERGING GROWTH EQUITY FUND UNDER INVESTMENT MANAGEMENT
                 AGREEMENT WITH RETIREMENT SYSTEM INVESTORS INC.

(PROPOSAL TO BE VOTED ON BY TRUST PARTICIPANTS OF THE EMERGING GROWTH EQUITY FUND ONLY)


     As noted above, under Proposal 3, Investors currently serves as investment manager for the Emerging Growth Equity Fund. Investors supplies portfolio management services to the Emerging Growth Equity Fund, and may, with the approval of the Trustees and the Trust Participants, retain one or more sub-advisers to provide such portfolio management services, subject to oversight by Investors. Under the Current Management Agreement between the Emerging Growth Equity Fund and Investors, Investors is paid 0.20% of the average daily net assets under management in excess of the amount payable by Investors to such sub-advisers. The amount retained was designed to compensate Investors for its services provided under the investment management agreement, including oversight services in monitoring and reporting to the Board of Trustees on the services provided by the sub-advisers.



     If the HLM Sub-Advisory Agreement is approved, the sub-advisory fee payable by Investors to HLM would be modified. As the Current Management Agreement provides that Investors is paid a fee equal to the sub-advisory fee plus .20% of average daily net assets, the modification of the sub-advisory fee will result in a modification of the fees payable by the Emerging Growth Equity Fund to Investors with respect to the portion of the Investment Fund advised by HLM. This modification would be deemed an amendment of the Current Management Agreement (the "Proposed Management Agreement"). Accordingly, the Board of Trustees, including the Independent Trustees, have considered and unanimously approved the Proposed Management Agreement between the Trust and Investors and directed that it be submitted to the Emerging Growth Equity Fund's Trust Participants for approval.




            INFORMATION CONCERNING THE PROPOSED MANAGEMENT AGREEMENT



     The terms and conditions of the Current Management Agreement, are identical in all material respects to the terms and conditions of the Proposed Management Agreement, with the exception that, at current asset levels, the fee payable by the Emerging Growth Equity Fund to Investors has been increased, as described above. However, under both the Current Management Agreement and the Proposed Management Agreement, Investors retains 0.20% of the Emerging Growth Equity Fund's average daily net assets under management. Investors will continue to provide the same services under the Proposed Management Agreement as those provided under the Current Management Agreement.



     Under the Management Agreement, Investors is required to perform supervisory services pertaining to the ongoing oversight and management of each sub-adviser retained by Investors. Such services include, but are not limited to, supervising the compliance by such sub-adviser with the Act, reviewing such sub-adviser's performance, analysis of the composition of such sub-adviser's portfolio, and preparing reports relating to such supervisory activities for the

Trustees. In addition, at the request of the Trustees, Investors is required to conduct a search to find a recommended replacement for any sub-adviser. Investors is required to prepare presentations to Trust Participants analyzing the Trust's overall performance based on analysis of each sub-adviser's performance. Investors also is required to consult with the Trustees and their representatives at such times as the Trustees may reasonably request with respect to the overall investment policy of the Investment Fund, and Investors is required to cause one or more of its officers to attend such meetings with the Trustees and their representatives and to furnish such oral or written reports to the Trustees and their representatives, as the Trustees may reasonably request, with respect to, among other matters, the decisions it has made with respect to the Investment Fund and the purchase and sale of its portfolio securities (including the reasons therefor) and the extent to which such decisions have been implemented. A copy of the Proposed Management Agreement is annexed as Exhibit B.


     In evaluating the proposal to modify the fee payable to Investors by the Emerging Growth Equity Fund, the Investment Committee of the Board of Trustees, and the full Board of Trustees considered various factors. The Trustees took into consideration the fact that the services provided by Investors are central to the effective operation of the Trust. The Trustees also considered the fact that Investors will be compensated at the same management fee rate if the proposal is approved. The Trustees also considered various other factors, including the amount of the proposed fee in the context of all the other payments made to Investors and its affiliates. These other payments include payments made to Retirement System Consultants Inc. under a Service Agreement. The Trustees also reviewed the cost and benefits derived by Investors and its affiliates in providing services to the Trust, including the profitability of the relationship to Investors and its affiliates (without taking into account any costs of distribution borne or to be borne by them); the manner in which the proposed fees allocate economies of scale between Investors and the Trust; and the resulting expense ratios of the Emerging Growth Equity Fund, both absolutely and relative to comparable investment companies. In light of all these considerations, the Trustees concluded that approval of the Proposed Management Agreement with Investors was in the best interests of the Emerging Growth Equity Fund and the Participants in the Fund, as it would ensure an uninterrupted high level of advisory services to the Fund.

     After taking all of the above factors into consideration, the Board of Trustees, including the Independent Trustees, unanimously approved the modification of the Management Agreement.


THE BOARD OF TRUSTEES RECOMMENDS APPROVAL OF THE  PROPOSED MANAGEMENT AGREEMENT.



                        INFORMATION CONCERNING INVESTORS


     Set forth below is information concerning Investors, including its address, the name, address and principal occupation of its principal executive officer and each director and the identification of its controlling persons and principal owners.


RETIREMENT SYSTEM INVESTORS INC. ("INVESTORS"), 317 Madison Avenue, New York, New York 10017, is a wholly-owned subsidiary of Retirement System Group Inc. ("Group"), 317 Madison

Avenue, New York, New York 10017. Investors was formed in March 1989 to act as investment adviser to certain of the Trust's Investment Funds following the consummation of a reorganization of the Trust. Investors Inc. also provides investment adviser and management services to Retirement System Fund Inc., and may also act as investment adviser to other investment companies. The name of each of Investors' directors and its principal executive officer, each of whose address is in care of Investors, is as follows:

                                        Title and Other
     Name                          Principal Occupation, if any
--------------------          ---------------------------------------------

William Dannecker             Director

                              President, Chief Executive Officer and Director - Retirement System Group Inc.

                              President and Director - Retirement System
                              Consultants Inc.

                              President, Director and Registered Principal - Retirement System Distributors Inc.

                              President and Director - Retirement
                              System Fund Inc.

                              Director - RSG Insurance Agency Inc.

James P. Coughlin             President

                              Executive Vice President, Chief Investment
                              Officer and Director - Retirement System
                              Group Inc.

                              Registered Principal - Retirement System
                              Distributors Inc.

                              Executive Vice President - Retirement
                              System Fund Inc.

Stephen P. Pollak             Director, Vice President and Secretary

                              Executive Vice President, Counsel, Secretary and Director - Retirement System Group Inc.

                              Vice President, Counsel, Secretary and Director - Retirement System Consultants Inc.

                              Vice President, Secretary, Registered Principal and Director- Retirement System Distributors Inc.

                              Executive Vice President, Counsel and Secretary - Retirement System Fund Inc.

In addition to acting as Investment Manager for the Trust, Investors acts as investment adviser and provides management services to Retirement System Fund Inc., resulting in compensation paid to Investors, for the year ended September 30, 1996, as follows:

     INVESTMENT                                                              RATE OF
     FUND NAME                              TOTAL ASSETS                  COMPENSATION
     ---------                              ------------                  ------------

Core Equity Fund                             $8,865,016                       .60%

Intermediate-Term Fixed
Income Fund                                  $5,884,590                       .40%

Retirement System Distributors Inc. ("Distributors"), another wholly-owned subsidiary of Group, located at 317 Madison Avenue, New York, New York 10017, is the principal underwriter to the Trust. For the year ended September 30, 1996, Distributors received no fees from the Trust. Administrative services to the Trust are provided by Retirement System Consultants Inc. ("Consultants"), also a wholly owned subsidiary of Group, located at 317 Madison Avenue, New York, New York 10017. For the year ended September 30, 1996, Consultants received fees from the Trust in the aggregate amount of $2,694,465.

                              PRINCIPAL UNITHOLDERS

     The Plan of Participation of each of the institutions listed below owns of record and beneficially 5% or more of the Trust's and each Investment Fund's outstanding Units, as of May 30, 1997. Each Plan of Participation listed is a defined benefit plan, unless otherwise indicated:

                                                        Amount of             Percent
     Name                                               Ownership            of Class
------------------------------                          ---------            --------

TRUST (CONSIDERED AS A WHOLE):

ALBANK, FSB                                           764,726.265                5.12%
GreenPoint Bank                                       759,319.826                5.08%

CORE EQUITY FUND:

GreenPoint Bank                                       231,171.251                7.15%
Ridgewood Savings Bank                                182,792.705                5.66%
ALBANK, FSB                                           182,126.760                5.64%

EMERGING GROWTH EQUITY FUND:

Ridgewood Savings Bank                                 62,383.181                5.12%
ALBANK, FSB                                            62,166.381                5.10%

INTERNATIONAL EQUITY FUND:

ALBANK, FSB                                            65,465.778                8.71%
North Fork Bank                                        41,820.316                5.57%
Staten Island Savings Bank                             38,214.634                5.09%

                                                        Amount of             Percent
     Name                                               Ownership            of Class
------------------------------                          ---------            --------

VALUE EQUITY FUND

GreenPoint Bank                                        81,521.490                7.14%
Ridgewood Savings Bank                                 64,779.752                5.67%
ALBANK, FSB                                            64,543.420                5.65%

ACTIVELY MANAGED BOND FUND:

GreenPoint Bank                                       366,188.821                8.84%
ALBANK, FSB                                           261,607.116                6.31%
Ridgewood Savings Bank                                221,890.670                5.35%

INTERMEDIATE-TERM BOND FUND:

GreenPoint Bank                                       180,117.613                8.19%
ALBANK, FSB                                           128,816.810                5.86%

SHORT-TERM INVESTMENT FUND:

Independence Savings Bank *                           231,803.355               19.00%
Roosevelt Savings Bank *                              105,464.043                8.64%
Institutional Group Information Corp. *                83,586.313                6.85%
Northfield Savings Bank, FSB *                         74,505.384                6.11%
North Fork Bank *                                      68,520.554                5.62%


DEDICATED BOND FUND:

None                                                           --                  --

The addresses of these institutions are as follows:

ALBANK, FSB, 10 North Pearl Street, Albany, New York 12207; GreenPoint Bank, 41-60 Main Street, Flushing, New York 11355; Independence Savings Bank, 195 Montague Street, Brooklyn, New York 11201; Institutional Group Information Corp., 1000 Northern Blvd., Great Neck, New York 11021-5305; North Fork Bank, 275 Broad Hollow Road, Melville, New York 11747: Northfield Savings Bank, FSB, 1731 Victory Boulevard Staten Island, NY 10314-0025; Ridgewood Savings Bank, Myrtle & Forest Avenues, Ridgewood, New York 11385; Roosevelt Savings Bank, 1122 Franklin Avenue, Garden City, New York 11530; and Staten Island Savings Bank, 15 Beach Street, Stapleton, S.I., NY 10304

                                  VOTE REQUIRED


     Election of Trustees and the approval of the selection of McGladrey & Pullen as independent accountants (Proposals 1 and 2) require a majority of the votes validly cast, if a quorum is present, with Units of all Investment Funds voting in the aggregate as a single class.


------------------------------
*  Defined contribution plan.

     Approval of Proposals 3 and 4 each requires a vote of a majority of the outstanding Units of the Emerging Growth Equity Fund, voting separately. Approval of Proposals 3 and 4 are contingent upon each other. If either Proposal 3 or 4 is not approved, neither the HLM Sub-Advisory Agreement nor the Proposed Management Agreement will take effect.


     The "vote of a majority of the outstanding Units" of any Investment Fund means the vote (i) of 67% or more of the Units present or represented at any meeting, if the holders of more than 50% of the outstanding Units of the Investment Fund are present or represented by proxy, or (ii) of more than 50% of the outstanding Units of the Investment Fund, whichever is less.


                 DEADLINE FOR SUBMISSION OF TRUST PARTICIPANTS'
                          PROPOSALS TO BE PRESENTED TO
                    1998 ANNUAL MEETING OF TRUST PARTICIPANTS

     The 1998 Annual Meeting of Trust Participants is expected to be held on or about July 23, 1998. Any proposal intended to be presented by any Trust Participant for action at the 1998 Annual Meeting of Trust Participants must be received by the Secretary of the Trust at 317 Madison Avenue, New York, New York 10017, not later than March 25, 1998 in order for such proposal to be included in the Proxy Statement and proxy relating to the 1998 Annual Meeting of Trust Participants. Nothing in this paragraph shall be deemed to require the Trust to include in its Proxy Statement and proxy relating to the 1998 Annual Meeting of Trust Participants, any Trust Participant proposal which does not meet all of the requirements for such inclusion established by the Securities and Exchange Commission at that time in effect.

                                  OTHER MATTERS

     Management does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, including any vote in respect of adjournment, arising because of a lack of a quorum or otherwise, the Units represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies. COPIES OF THE TRUST'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1996 AND SEMI-ANNUAL REPORT FOR THE SIX MONTHS ENDED MARCH 31, 1997 ARE AVAILABLE WITHOUT CHARGE TO TRUST PARTICIPANTS. TO OBTAIN A COPY, CALL THE TRUST AT (800) 446-7774, OR WRITE TO THE TRUST AT 317 MADISON AVENUE, NEW YORK, NEW YORK 10017.

                                        By Order of the Board of Trustees,



                                            /s/Stephen P. Pollak
                                        ---------------------------------------
                                        STEPHEN P. POLLAK
New York, New York                      Executive Vice President, Counsel
JULY 7, 1997                            and Secretary

                                    EXHIBIT A


                        INVESTMENT SUB-ADVISORY AGREEMENT


     THIS AGREEMENT effective as of April 1, 1997 and modified effective as of July 29, 1997, between Retirement System Investors Inc., a Delaware corporation (the "Manager"), and HLM Management Company, Inc., Boston, Massachusetts (the "Sub-Adviser").

                              W I T N E S S E T H :


          WHEREAS, RSI Retirement Trust ("Trust"), a trust organized and existing pursuant to an Agreement and Declaration of Trust, made as of October 22, 1940, as amended from time to time ("Agreement and Declaration of Trust") provides benefits for the employees (and their beneficiaries) of savings institutions, related organizations and other corporate entities which have established plans of participation and individual retirement accounts ("Unitholders") in the Trust;

          WHEREAS, the Trust is an investment company registered under the Investment Company Act of 1940, as amended (the "Act"); and

          WHEREAS, the Trustees of the Trust ("Trustees") are vested with authority for the management and control of the assets of the Trust in accordance with the provisions of the Agreement and Declaration of Trust and in furtherance of such authority are vested with the power to designate an investment manager or managers (as defined in the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) to manage (including the power to acquire and dispose of) the assets of any of the Investment Funds (as defined in the Agreement and Declaration of Trust) of the Trust; and

          WHEREAS, the Trust and the Manager have entered into an Investment Management Agreement dated August 1, 1993 and amended and restated July 29, 1997, pursuant to which the Manager may designate Sub-Advisers to perform certain investment advisory functions under the supervision of the Manager and the Trustees; and

          WHEREAS, the Manager wishes to appoint the Sub-Adviser to manage a portion of the assets of certain Investment Funds of the Trust, to act in such capacity in the manner set forth in this Agreement, and the Sub-Adviser is willing to act in such capacity in accordance with the provisions of this Agreement;

          NOW, THEREFORE, the Manager hereby agrees with the Sub-Adviser as follows:

          1.   APPOINTMENT OF THE SUB-ADVISER

          A. The Manager hereby designates, appoints, engages and retains the Sub-Adviser as investment manager of the assets comprising the Investment Fund of the Trust referred to on Schedule A hereto ("Investment Fund"), or such portion thereof as shall be designated by the Manager ("Account").

          B. The Sub-Adviser hereby accepts appointment to manage the assets of the Account. The Sub-Adviser hereby represents and warrants that it is a qualified investment manager, as defined in Section 3(38) of ERISA, without regard to subpart (c) of said Section. The Sub-Adviser agrees that although it may not be subject to the provisions of Title I of ERISA in carrying out its duties and responsibilities under this Agreement, it shall act in accordance with the requirements of Part 4 of ERISA as applicable to fiduciaries as defined under ERISA. Notwithstanding anything contained herein to the contrary, references to ERISA in this Agreement shall be deemed to contemplate all judicial or administrative interpretations and all statutory and administrative exemptions which would be applicable in the circumstances and to the parties in question were this Agreement subject to ERISA.

          C. The term of this Agreement shall commence on the date hereof and shall remain in full force and effect until July 29, 1999 and thereafter from year to year provided that such continuance is specifically approved in the manner required by the Act.

          2.   ASSETS OF THE ACCOUNT

          The Manager shall certify or cause to be certified to the Sub-Adviser the assets comprising the Account as of the commencement of the term of this Agreement. The Manager may add to the Account assets acceptable to the Sub-Adviser or withdraw assets from the Account at any time or from time to time by notification to the Sub-Adviser. The Account shall consist of the assets certified to the Sub-Adviser as aforesaid, or any assets into which the same may be converted from time to time, together with any income therefrom or any other increment thereon and assets as aforesaid, less assets withdrawn as aforesaid.

          3.   INVESTMENT POWERS

          A. Subject to the provisions of paragraph B of this Section 3, the Sub-Adviser shall have exclusive authority and discretion, subject to and consistent with the investment objectives and policies of the Investment Fund as set forth in the current Prospectus of the Trust delivered to the Sub-Adviser ("Prospectus") and as specified in writing from time to time by the Trustees or the Manager and accepted by the Sub-Adviser, to manage (including the power to acquire and dispose of) the assets of the Account, and, without limiting the generality of the foregoing, to direct the Trustees in the exercise of the powers relating to the Account which are specified in the Agreement and Declaration of Trust as subject to such direction.

          B. Notwithstanding the provisions of paragraph A of this Section 3, it is understood and agreed that an investment manager other than the Sub-Adviser may lend securities from the Account and may invest assets of the Account on a temporary basis pending permanent investment or distribution, and, to the extent not inconsistent with ERISA, the Sub-

Adviser shall have no liability or responsibility with respect to the exercise of such authority by such other investment manager; provided, however, that the Sub-Adviser shall coordinate the exercise of its authority hereunder which may be affected by the exercise of such authority by the other investment manager in such manner appropriate to the exercise of its authority as shall be agreed upon by the Sub-Adviser and such other investment manager. The Trustees will advise the Manager, and the Manager will advise the Sub-Adviser, of any arrangement with respect to any proposed lending of securities from the Account.

          C. The Sub-Adviser shall consult with the Manager or the Trustees at such times as the Manager or the Trustees shall reasonably request with respect to the overall investment policy of the Account.

          4.   STANDARD OF CARE

          A. The Sub-Adviser shall invest the assets of the Account in the manner provided herein and shall have no duty or responsibility with respect to the diversification of the assets of the Trust, except with respect to the diversification of the assets of the Account as contemplated by the Prospectus.

          B. Except as provided in ERISA, the Sub-Adviser will be under no liability or obligation to anyone with respect to any failure on the part of the Manager or any other investment manager to perform any of their obligations under any agreement affecting the Account or under the terms of this Agreement or for any error or omission whatsoever on the part of the Manager or any other investment manager.

          C. The Sub-Adviser shall not be liable for the making, retention or sale of any investment or reinvestment made by it as herein provided, nor for any loss to or diminution of the value of the property of the Account; provided, however, that the Sub-Adviser has acted in the premises with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in like capacity and familiar with such matters would use in the conduct of any enterprise of a like character and with like aims and in accordance with such other requirements of ERISA as applicable generally to fiduciaries under ERISA; provided, further, however, that nothing in this Agreement shall protect the Sub-Adviser against any liability to the Manager, the Trust or Unitholders to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder.

          5.   GENERAL PROVISIONS

          A. Compensation for the services of the Sub-Adviser will be as set forth in Schedule A hereto.

          B. With respect to securities in the Account, the Sub-Adviser shall purchase such securities from or through and sell such securities to or through such persons, brokers or dealers as the Sub-Adviser shall deem appropriate to carry out the policy with respect to brokerage as set forth in the Prospectus or as the Manager or the Trustees of the Trust may direct from time to time. It is understood that it is desirable for the Trust that the Sub-Adviser have access to supplemental research and security and economic analysis and statistical services and information with respect to the availability of securities or purchasers or sellers of securities provided by brokers and of use to the Trust although such access may require the allocation of brokerage business to brokers who execute transactions at a higher cost to the Trust than other brokers who provide only execution of portfolio transactions. Therefore, the Sub-Adviser is authorized to place orders for the purchase and sale of securities with such brokers, subject to review by the Manager from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with its services to other clients.

          C. This Agreement shall automatically terminate in the event of its "assignment" (as that term is defined in the Act).

          D. This Agreement may be terminated, without the payment of any penalty, by either party hereto or by the Trust on not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the other party; any such termination on behalf of the Trust to be pursuant to a vote of the Trustees or by a vote of a majority of the outstanding voting securities of the Trust.

          E. The Sub-Adviser may rely on the authenticity, truth and accuracy of, and will be fully protected in acting upon:

          (a) Any notice, direction, certification, approval or other writing of the Manager, if evidenced by an instrument signed by the President, a Vice President, the Treasurer or the Assistant Treasurer of the Manager;

          (b) Any copy of a resolution of the Trustees, if certified by the Secretary of the Trust;

          (c) Any notification or information provided by the custodian of the assets in the Account, if evidenced by an instrument signed by an officer of the custodian;

          (d) Any oral notice or instruction reasonably believed to be genuine and to be given by the Manager or the Trustees or its or their authorized delegate or by the custodian or any other investment manager.

          F. The Sub-Adviser may rely on, and will be fully protected with respect to any action taken or omitted in reliance on, any information, statement or certificate delivered to the Sub-Adviser by the Manager or the Trustees with respect to any matter concerning the Trust and the operation and administration of the Account. The Sub-Adviser is expressly authorized to consult with the Manager with respect to any matters arising in the administration of the Account and to act on the advice of the Manager, provided nothing herein shall limit the full responsibility of the Sub-Adviser for the management of the assets of the Account as provided herein.

          G. Communications from the Sub-Adviser to the Manager shall be addressed to:

                    Retirement System Investors Inc.
                    317 Madison Avenue
                    New York, New York 10017-5397
                    Attn.:  President

Communications to the Sub-Adviser from the Manager or the Trustees shall be addressed to the address set forth in Schedule A hereto. In the event of a change of address, communications shall be addressed to such new address as designated in a written notice from the Manager, the Trustees or the Sub-Adviser, as the case may be. All communications addressed in the above manner and by ordinary mail, registered mail or delivered by hand shall be sufficient under this Agreement.

          H. All agreements hereunder will be governed by the laws of the State of New York, without reference to such State's conflict of law rules.

          I. No term or provision of this Agreement may be amended, modified or waived without the affirmative vote or action by written consent of the Trustees and the written agreement of the Manager and the Sub-Adviser and in accordance with the Act.

          IN WITNESS WHEREOF, the Manager and the Sub-Adviser have executed this Agreement, effective as of the date of this Agreement first set forth above.

                                        RETIREMENT SYSTEM INVESTORS INC.

                                        By:
                                           -----------------------------
                                             President

                                        HLM MANAGEMENT COMPANY, INC.

                                        By:
                                           -----------------------------
                                        Title:
                                              --------------------------

                                                                         7/29/97

                                   SCHEDULE A

                              RSI RETIREMENT TRUST
                        INVESTMENT SUB-ADVISORY AGREEMENT

Name of Sub-Adviser:     HLM Management Company, Inc.

Address:                 222 Berkeley Street
                         Boston, Massachusetts  02166

Attention:               Mr. James J. Mahoney, Jr.

Investment Fund:         Emerging Growth Equity Fund

Compensation Terms:

Terms used herein shall have the meaning used in the Investment Sub-Advisory Agreement between the Manager and the Sub-Adviser ("Agreement"). The Manager agrees to pay to the Sub-Adviser, as full compensation and reimbursement for the services to be rendered pursuant to the Agreement and any expenses incurred in connection therewith, a fee at the end of each fiscal quarter of the Trust, computed by applying the following rate to that portion of the assets of the RSI Retirement Trust's Emerging Growth Equity Fund portfolio managed by the Sub-
Adviser:

          Effective April 1, 1997, 1% of the first $25 million of assets and .75% of assets in excess of $25 million, modified, effective July 29, 1997, to 1% of the first $25 million of assets, .80% of the next $25 million of assets, and .60% of assets in excess of $50 million.

Billing is done for each quarter on the basis of services performed during that particular quarter. The quarterly fee is calculated on the basis of the average of the asset value as of the last day of each month of each calendar quarter, equal to one-fourth of the annual rate.

If the Agreement commences on a date other than on the beginning of any such quarterly period or terminates on a date other than the end of any such quarterly period, the fee payable hereunder shall be proportionately reduced according to the number of days during such period services were rendered by the Sub-Adviser.

IN WITNESS WHEREOF, the parties to the Agreement, effective as of April 1, 1997 and modified effective as of July 29, 1997, have executed this Schedule A, effective as of the same dates.

                                        RETIREMENT SYSTEM INVESTORS INC.

                                        By:
                                           -----------------------------
                                             President

                                        HLM MANAGEMENT COMPANY, INC.

                                        By:
                                           -----------------------------
                                             TITLE:
                                                   ---------------------

                                    EXHIBIT B


                              RSI RETIREMENT TRUST
                        RETIREMENT SYSTEM INVESTORS INC.

                         INVESTMENT MANAGEMENT AGREEMENT


     THIS AGREEMENT made as of July 29, 1997, between RSI Retirement Trust (the "Trust"), a retirement fund organized and existing as a trust pursuant to a certain Agreement and Declaration of Trust, as amended and restated August 1, 1990 and as further amended from time to time (the "Agreement and Declaration of Trust"), and Retirement System Investors Inc., a Delaware corporation (the "Manager").


                              W I T N E S S E T H:


     WHEREAS, the Trust is an investment trust exempt from taxation under
Section 501(a) of the Internal Revenue Code of 1986, as amended (the "Code"), which has been designed to effectuate pension or profit-sharing plans which are qualified under Section 401(a) of the Code and individual retirement accounts under Section 408(a) of the Code; and

     WHEREAS, such pension and profit-sharing plans are eligible to invest their assets in the Trust, and to become unitholders of the Trust (the "Unitholders"); and

     WHEREAS, the Trust is an investment company registered under the Investment Company Act of 1940, as amended (the "Act"); and

     WHEREAS, pursuant to an Investment Management Agreement dated August 1, 1993, the Manager has served as the investment manager for all of the investment funds of the Trust (the "Investment Funds"); and

     WHEREAS, the Trust wishes to continue the Manager to continue as the investment manager of the assets of each of the Investment Funds (the "Account"), with a modification to the terms and conditions under which the Manager serves as investment manager of the assets comprising the Emerging Growth Equity Fund, to act in such capacity in the manner set forth in this Agreement, and the Manager is willing to act in such capacity in accordance with the provisions of this Agreement;

     NOW, THEREFORE, the Trust hereby agrees with the Manager as follows:

     1.   APPOINTMENT OF THE MANAGER

     A. The Trust hereby designates, appoints, engages and retains the Manager as investment manager of the Account.

     B. The Manager hereby accepts appointment as investment manager to manage the Account. The Manager hereby represents and warrants that it is a qualified investment adviser under the Investment Advisers Act of 1940, as amended. The Manager agrees that, although it may not be subject to the provisions of Title 1 of the Employee Retirement Income Security Act of 1974, and amended ("ERISA"), in carrying out its duties and responsibilities under this Agreement , it will conduct itself as an investment manager (as defined in Section 3(38) of ERISA), and it will act in accordance with the requirements of Part 4 of ERISA as applicable to fiduciaries (as defined in Section 3(21) of ERISA). Notwithstanding anything contained herein to the contrary, references to ERISA in this Agreement will be deemed to contemplate all judicial or administrative interpretations and all statutory and administrative exemptions which would be applicable in the circumstances and to the parties in question were this Agreement and the Manager subject to ERISA.

     C. The Manager will also perform such services as may be requested from time to time by the Trust relating to the allocation of a Plan's assets between equities and fixed income obligations and within specified investment funds of the Trust, at no additional charge to the Trust.

     D. Notwithstanding the foregoing, the Manager may, from time to time subject to the approval of the Trust's Board of Trustees (the "Trustees") and the Unitholders, retain a person or persons (a "Sub-Adviser") to provide investment management services to one or more of the Investment Funds. The Sub-Adviser shall agree to comply with all provisions applicable to the Manager hereunder. If the Manager retains a Sub-Adviser, the Trust will have no responsibility to compensate the Sub-Adviser, any such compensation to be paid by the Manager from the amount paid to it pursuant to Section 5 of the Agreement.

     E. This Agreement is effective on the date hereof. This Agreement will remain in full force and effect until July 29, 1999, unless terminated earlier in accordance with its terms, and thereafter from year to year provided that such continuance is specifically approved in the manner required by the Act.

     2.   ASSETS OF THE ACCOUNT

     The Trust will certify or cause to be certified to the Manager the assets comprising the Account as of the commencement of the term of this Agreement.
The Trust may add to the Account assets acceptable to the Manager or withdraw assets from the Account at any time or from time to time by written notification to the Manager. The Account will consist of the assets certified to the Manager as aforesaid, or any assets into which the same may be converted from time to time, together with any income therefrom or any other increment thereon, and assets added as aforesaid, less assets withdrawn as aforesaid.

     3.   INVESTMENT POWERS

     A. Subject to the provisions of paragraphs B and C of this Section 3, the Manager will have sole and complete authority and discretion, subject to and consistent with the investment objectives and policies of the Investment Funds as set forth in the prospectus of the Trust (the "Prospectus"), the Agreement and Declaration of Trust, the Rules and Procedures of the Trust and the Trust's Statement of Investment Objectives and Guidelines, as the same may be amended from time to time, all as delivered to the Manager (collectively, the "Controlling Documents"), or as specified in writing form time to time by the Trust or otherwise accepted by the Manager, to manage (including the power to acquire and dispose of ) the assets of the Account and, without limiting the generality of the foregoing, to direct the Trustees in the exercise of the powers relating to the Account which are specified in the Controlling Documents, and, subject to such direction.

     B. The manager will also perform supervisory services pertaining to the ongoing oversight and management of each Sub-Advisor retained by the Manager. Such services include, but shall not be limited to, supervising the compliance by such Sub-Adviser with the Act, reviewing such Sub-Adviser's performance, analysis of the composition of such Sub-Adviser's portfolio, and preparing reports relating to such supervisory activities for the Trustees. In addition, the Manager will, at the request of the Trustees, conduct a search to find a recommended replacement for any Sub-Adviser. The Manager will prepare presentations to Unitholders analyzing the Trust's overall performance based on analysis of each Sub-Adviser's performance.

     C. The Manager will consult with the Trustees and their representatives at such times as the Trustees may reasonably request with respect to the overall investment policy of the Account, and the Manager will cause one or more of its officers to attend such meetings with the Trustees and their representatives and to furnish such oral or written reports to the Trustees and their representatives, as the Trustees may reasonably request, with respect to, among other matters, the decisions it has made with respect to the Account and the purchase and sale of its portfolio securities (including the reasons therefor) and the extent to which such decisions have been implemented. In addition, the Manager also specifically agrees to (i) give advance notice in writing to the Trustees of the taking on by the Manager of new clients or ventures of material significance, including any related information required in order to enable the Trustees to determine whether the taking on of new business by the Manager will impair the Manager's ability to carry out its obligations under this Agreement, and (ii) provide to the Trustees such reports and other information as the Trustees may reasonably request in order to enable the Trustees to perform a review of the Manager's performance under this Agreement no less frequently than quarterly.

     4.   STANDARD OF CARE

     A. The Manager will invest the Account in the manner provided herein and will have no duty or responsibility with respect to the diversification of the assets of the Trust, except with respect to the diversification of the Account as contemplated by the Prospectus.

     B. Except as provided in ERISA, the Manager will be under no liability or obligation to anyone with respect to any failure on the part of the Trustees or any other investment manager to perform any of their obligations under the Controlling Documents or any agreement affecting the Account, or under the terms of this Agreement, or for any error or omission whatsoever on the part of the Trustees or any other investment manager.

     C. The Manager will not be liable for the making, retention or sale of any investment or reinvestment by it as herein provided, nor for any loss to or diminution of the value of the Account; PROVIDED, however, that the Manager has acted in the premises with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in like capacity and familiar with such matters would use in the conduct of any enterprise of a like character and with like aims, and in accordance with such other requirements of ERISA as are applicable generally to fiduciaries under ERISA; PROVIDED further, however that nothing in this Agreement will protect the Manager against any liability to the Trust or the Unitholders to which the Manager would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder.

     5.   COMPENSATION

     A. The Trust agrees to pay to the Manager, as full compensation and reimbursement for the services to be rendered by the Manager pursuant to this Agreement and any expenses incurred by the Manager in connection therewith (including the fees of a Sub-Adviser, if any), a fee on the last day of each month in which this Agreement is in effect, at the rates set forth on Schedule I attached hereto.

     B. In the event that this Agreement commences on a date other than on the beginning of any calendar month, or if this Agreement terminates on a date other than the end of any calendar month, the fee payable hereunder by the Trust shall be proportionately reduced according to the number of days during such month that services were not rendered hereunder by the Manager.

     6.   GENERAL PROVISIONS

     A. With respect to securities in the Account, the Manager will purchase such securities from or through and sell such securities to or through such persons, brokers or dealers as the Manager shall deem appropriate to carry out the policy with respect to brokerage as set forth in the Prospectus, or as the Trust may direct in writing from time to time. It is understood that it is desirable for the Trust that the Manager have access to supplemental research and securities and economic analysis and statistical services and information with respect to the availability of securities or purchasers or sellers of securities provided by brokers and of use to the Trust although such access may require the allocation of brokerage business to brokers who execute transactions at a higher cost to the Trust that other brokers which provide only execution of portfolio transactions. Therefore, the Manager is authorized to place orders for the purchase and sale of securities with such brokers, subject to review by the Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Manager in connection with its services to clients other than the Trust and the Unitholders.

     B. The Manager will pay all of its expenses incurred in the performance of this Agreement, including but not limited to fees, if any, of Sub-Advisers retained by the Manager, salaries and other compensation of its officers and employees and all other costs of providing such advice, portfolio management and information and reports to the Trustees as are required hereunder.

     C. Subject to the provision of paragraph B of Section 6 of this Agreement with respect to advance notice of the Manager's taking on of new clients or ventures of material significance, nothing herein contained shall limit or restrict the right of the Manager to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

     D. This Agreement may be terminated, without the payment of any penalty, by either party hereto on not more than sixty (60) days' nor less than thirty
(30) days' written notice to the other party. Any termination by the Trust shall be pursuant to a vote of a majority of the Trustees or by vote of a majority of outstanding voting securities (as defined in the Act) of the Trust.

     E. This Agreement will automatically terminate in the event of its "assignment" (as such term is defined in the Act).

     F. The Manager may rely on the authenticity, truth and accuracy of, and will be fully protected in acting upon:

          (i) any notice, direction, certification, approval or other writing of the Trust, if evidenced by an instrument signed by the Chairman of the Board or any other Trustee of the Trust or the President, any Executive Vice President, Senior Vice President, any Vice President or the Treasurer of the Trust;

          (ii) any copy of a resolution of the Trustees, if certified by the Chairman of the Board or any other Trustee of the Trust, or the Secretary or any Assistant Secretary of the Trust; and

          (iii) any notification or information provided by the custodian of the assets in the Account, if evidenced by an instrument signed by an officer of the custodian.

     G. The Manager may rely on, and will be fully protected with respect to any action taken or omitted in reliance on, any information, statement or certificate provided or delivered to the Manager by or on behalf of the Trust with respect to any matter concerning the Trust and the operation and administration of the Account. The Manager is expressly authorized to consult with the Trust with respect to any matters arising in the administration of the Account and to act on the advice of the Trust; PROVIDED, however, that nothing herein shall limit the full responsibility of the Manager for the management of the Account as provided herein.

     H. Communications from the Manager to the Trust or Trustees will be addressed to:

          RSI Retirement Trust
          317 Madison Avenue
          New York, New York  10017
          ATTENTION:  William Dannecker, President and Trustee

          Communications to the Manager from the Trust or the Trustees will be addressed to :

          Retirement System Investors Inc.
          317 Madison Avenue
          New York, New York  10017
          ATTENTION:  James P. Coughlin, President

     In the event of a change of address, communications will be addressed to such new address as designated in a written notice from the Trust, the Trustees or the Manager, as the case may be. All communications addressed in the above manner and by registered mail or delivered by hand shall be sufficient under this Agreement.

     I. This Agreement is governed by the laws of the State of New York (without reference to such State's conflict of law rules).

     J. No term or provision of this Agreement may be amended, modified or waived without the affirmative vote or action by written consent of the Manager and the Trust and in accordance with the Act.

     IN WITNESS WHEREOF, the Manager and the Trust have executed this Agreement as of the date first written above.


                                        RSI RETIREMENT TRUST



                                        By:
                                           ------------------------------
                                             Name:  William Dannecker
                                             Title: President and Trustee


                                        RETIREMENT SYSTEM INVESTORS INC.


                                        By:
                                           ------------------------------
                                             Name:  James P. Coughlin
                                             Title: President

               NOTE: ANY AGREEMENT, OBLIGATION OR LIABILITY MADE, ENTERED INTO OR INCURRED BY OR ON BEHALF OF RSI RETIREMENT TRUST BINDS ONLY THE TRUST ESTATE, AND NO TRUST PARTICIPANT, TRUSTEE, OFFICER OR AGENT THEREOF ASSUMES OR SHALL BE HELD TO ANY LIABILITY THEREFOR.

                                                                      SCHEDULE I

          Retirement System Investors Inc. shall act as the Manager for each of the Investment Funds of the Trust. For its services, the Manager is entitled to receive a fee, calculated daily and paid monthly, based on a percentage of the average net assets of the respective Investment Funds, The specific percentage for each Investment Fund is set forth in the following table:


                       Fee (% of Average Daily Net Assets)
                       -----------------------------------

       ACTIVELY MANAGED BOND FUND

            First $50 Million                                .40%
            Next $100 Million                                .30
            Over $150 Million                                .20


       INTERMEDIATE-TERM BOND FUND

            First $50 Million                                .40%
            Next $150 Million                                .30
            Over $200 Million                                .20

       SHORT-TERM INVESTMENT FUND

            First $50 Million                                .25%
            Over $50 Million                                 .20

           DEDICATED BOND FUND

            First $5 Million                                 .25%
            Next $15 Million                                 .20
            Over $20 Million                                 .15

            CORE EQUITY FUND

            First $50 Million                                .60%
            Next $150 Million                                .50
            Over $200 Million                                .40

            VALUE EQUITY FUND

            First $10 Million                                .80%
            Next $10 Million                                 .70
            Next $20 Million                                 .60
            Next $20 Million                                 .50
            Next $40 Million                                 .40
            Next $50 Million                                 .35
            Over $150 Million                                .30

        INTERNATIONAL EQUITY FUND

            First $50 Million                                .80%
            Over $50 Million                                 .70


For the portion of the Emerging Growth Equity Fund, for which Friess Associates, Inc. serves as Sub-Adviser, the fee is 1.20% of average daily net assets. For the portion of the Emerging Growth Equity Fund for which HLM Management Company Inc. serves as Sub-Adviser, the fee is 1.20% of the average daily net assets under their management up to and including $25 million, 1.00% of average daily net assets for the next $25 million of average daily net assets, and .80% of average daily net assets under their management for amounts in excess of $50 million.

                             RSI  RETIREMENT  TRUST

                             ----------------------

                                      PROXY

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF RSI RETIREMENT TRUST ("TRUST").


     The undersigned Trust Participant of the Trust hereby acknowledges receipt of the Notice of Annual Meeting of Trust Participants to be held on July 29, 1997 and the Proxy Statement attached thereto, and does hereby appoint John F. Meuser and Stephen P. Pollak and each of them, the true and lawful attorney or attorneys, proxy or proxies, of the undersigned, with power of substitution, for and in the name of the undersigned to attend and vote as proxy or proxies of the undersigned the number of Units and fractional Units of beneficial interest the undersigned would be entitled to vote if then personally present at the Annual Meeting of Trust Participants of the Trust, to be held at the Trust's offices, 317 Madison Avenue, New York, New York, on July 29, 1997, at 10:30 A.M. (E.D.T.), or any adjournment or adjournments thereof, as follows:



     (1) Election of five (5) Trustees for a term of three (3) years and until their respective successors are duly elected and qualified:



     Nominees: Herbert G. Chorbajian

               James P. Cronin

               Ralph L. Hodgkins, Jr.

               William L. Schrauth

               William E. Swan



       / / FOR all nominees listed above (except as marked to the contrary below).


       / /     WITHHOLD AUTHORITY to vote for all nominees listed above.



     Instruction: To withhold authority to vote for any individual nominee, write the nominee's name in the space provided below.


          ------------------------------------------------------------

          ------------------------------------------------------------


     (2) Selection of McGladrey & Pullen as the Trust's independent accountants.

              / /  FOR     / /  AGAINST     / /  ABSTAIN

                            (CONTINUED ON OTHER SIDE)

     (3)  EMERGING GROWTH EQUITY FUND UNITHOLDERS ONLY
          To approve the new investment sub-advisory agreement, between Retirement System Investors Inc. and HLM Management Company, Inc., with respect to a portion of the Emerging Growth Equity Fund.

              / /  FOR     / /  AGAINST     / /  ABSTAIN


     (4)  EMERGING GROWTH EQUITY FUND UNITHOLDERS ONLY
          To approve the new management agreement, between the Trust and Retirement System Investors Inc., with respect to a portion of the Emerging Growth Equity Fund.

              / /  FOR     / /  AGAINST     / /  ABSTAIN


     (5)  Upon all other matters which shall properly come before the meeting.


     THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS TRUSTEES, FOR THE SELECTION OF MCGLADREY & PULLEN, FOR THE APPROVAL OF THE INVESTMENT SUB-ADVISORY AGREEMENT WITH HLM MANAGEMENT COMPANY, INC., AND THE INVESTMENT AGREEMENT WITH RETIREMENT SYSTEM INVESTORS INC., AND, AS TO ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, THE PROXY WILL BE VOTED IN THE DISCRETION AND ACCORDING TO THE BEST JUDGEMENT OF THE PROXIES. APPROVAL OF PROPOSALS 3 AND 4 ARE CONTINGENT UPON APPROVAL OF EACH OTHER.


     Either of such proxies or attorneys, or substitutes, as shall be present and act at said meeting, or at any and all adjournment or adjournments thereof, may exercise all the powers of both said proxies or attorneys.

     The undersigned is entitled to vote the number of Units of the Trust and the number of Units of each Investment Fund, as indicated on the attached Statement of Units. *



     ---------------------------------------------     --------------------
     (Print Name of Trust Participant)                      Account no.



     ---------------------------------------------
     (Designated Plan Unitholder, if applicable)




     By:                                          Dated:              , 1997
         ------------------------------------           --------------
     (Signature of individual unitholder,
     or person, officer or committee duly
     designated by Trust Participant)



     * Please sign and date the Proxy. Return one copy of the attached Statement of Units with the Proxy in the stamped, self-addressed envelope provided, and keep the other copy for your records.


                                       (2)